Exhibit 10.16

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FOURTH AMENDMENT TO LEASE

This Fourth Amendment (the “Amendment”) to Lease is made as of March 2, 2015, by and between ARE-3535/3565 GENERAL ATOMICS COURT, LLC, a Delaware limited liability company (“Landlord”), and FATE THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of December 3, 2009, as amended by that certain First Amendment to Lease dated October 11, 2011, that certain Second Amendment to Lease dated September 30, 2013 (“Second Amendment”) and that certain Third Amendment to Lease dated September 2, 2014 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 23,684 rentable square feet in a building located at 3535 General Atomics Court, San Diego, California (“Premises”). Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on June 30, 2016.

C. Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease for a period of 15 months to expire on September 30, 2017 (the “Expiration Date”).

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Term. The Base Term of the Lease is hereby extended to expire on the Expiration Date.

2. Rent. Tenant shall continue to pay Base Rent (as adjusted pursuant to Section 2 of the Second Amendment), Additional Rent and all other charges as set forth in the Lease through the Expiration Date. Notwithstanding anything to the contrary in the Lease, Tenant shall have no further right to extend the Term of the Lease beyond the Expiration Date.

3. Miscellaneous.

(a)

This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)

This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

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(c)

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d)

Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction, and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(e)

Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:

ARE-3535/3565 GENERAL ATOMICS COURT, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation, managing member

	By:	/s/ Gary Dean
Gary Dean Vice President RE Legal Affairs

TENANT:

FATE THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Scott Wolchko
Name:	Scott Wolchko
Title:	CFO